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                                                                Exhibit 1064


                                                                  March 14, 1996


Lexington Components, Inc.
767 Third Avenue
New York, New York  10017

   Re:   Amendment to Financing Agreements and Consent
         ---------------------------------------------

Gentlemen:

  Reference is made to certain financing agreements dated January 11, 1990 between Lexington Components, Inc. ("LCI") and Congress Financial Corporation ("Congress"), including, but not limited to, an Accounts Financing Agreement [Security Agreement], as amended (the "Accounts Agreement"), and all supplements thereto and all other related financing and security agreements (collectively, all of the foregoing, as the same have heretofore or contemporaneously been or may be hereafter, amended, replaced, extended, modified or supplemented, the "Financing Agreements").

  LCI has requested Congress' consent to: (i) a mortgage lien upon certain real property and related personal property in Vienna, Ohio, to be granted by LCI to Bank One (as defined below) in order to secure a loan by Bank One to LCI in the principal amount of $1,500,000 and a guarantee by LCI of certain loans by Bank One to LPC in the aggregate principal amount of up to $4,300,000, (ii) the security interest in certain equipment and mortgage liens upon certain real property and related personal property of LPC, to be granted by LPC to Bank One to secure certain loans by Bank One to LPC in the aggregate principal amount of up to $4,300,000 and LPC's guarantee of such $1,500,000 loan to LCI, and (iii) the security interest in certain equipment of LPC granted to CIT (as defined below) to secure certain loans by CIT to LPC in the aggregate principal amount of up to $5,500,000. Congress is willing to provide such consent upon the terms and conditions set forth in this Amendment to Financing Agreements and Consent (this "Amendment") and, in connection with such consent and other matters pertaining to the financing arrangements pursuant to the Accounts Agreement and the other Financing Agreements, the parties hereto hereby agree to amend the Financing Agreements, as set forth below (capitalized terms used herein, unless otherwise defined herein, shall have the meanings ascribed thereto in the Accounts Agreement and the other Financing Agreements):

  1. Definitions.

   (a) "Bank One" shall mean Bank One, Akron, NA, a national banking association, and its successors and assigns.

   (b) "Bank One Collateral" shall mean the collateral set forth on Exhibits A, B and C annexed hereto.
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   (c)   "Bank One Financing" shall mean the loans made and to be made by Bank
One to LPC and LCI in the aggregate principal amount of up to $5,800,000 and the respective guarantees thereof by LPC and LCI in favor of Bank One, all pursuant to the Bank One Financing Agreements.

   (d) "Bank One Financing Agreements" shall mean the Credit Facility and Security Agreement, dated as of the date hereof, among LPC, LCI and Bank One, together with the promissory notes, guarantees and mortgages delivered thereunder and all other documents, instruments and agreements executed in connection therewith or pursuant thereto, as the same now exist or may hereafter be amended, modified, supplemented, renewed, restated or replaced.

    (e) "CIT" shall mean The CIT Group/Equipment Financing, Inc., and its successors and assigns.

   (f) "CIT Collateral" shall mean the equipment of LPC described on Exhibit A to the Subordination Agreement, dated as of January 17, 1996, as amended by Amendment No. 1 to Subordination Agreement, dated as of February 29, 1996, each between CIT and Congress, agreed to and confirmed by LPC, together with the proceeds thereof.

   (g) "CIT Financing" shall mean the loans to LPC in the aggregate principal amount not to exceed $5,500,000, secured by the CIT Collateral, pursuant to the CIT Financing Agreements.

   (h) "CIT Financing Agreements" shall the Loan and Security Agreement, dated as of January 17, 1996, as amended by Amendment No. 1 thereto, dated as of February 29, 1996, and Rider A to Loan and Security Agreement, dated as of January 17, 1996, each between LPC and CIT, together with all notes, guarantees and other documents, instruments and agreements executed pursuant thereto or in connection therewith, as the same now exist or may hereafter be amended, modified, supplemented, renewed, restated or replaced.

  2. CONSENT REGARDING CIT COLLATERAL AND BANK ONE COLLATERAL. To the extent such consent is required under the Financing Agreements, Congress hereby consents to (i) the security interest in the CIT Collateral granted by LPC to CIT to secure the CIT Financing pursuant to the CIT Financing Agreements, such consent to be effective as of January 17, 1996, and (ii) the mortgage liens and security interests in the Bank One Collateral granted by LPC and LCI to Bank One to secure the Bank One Financing pursuant to the Bank One Financing Agreements, including any documents contemplated thereby which are to be executed and delivered after the date hereof in connection with the loans to be advanced pursuant to the Bank One Financing





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Agreements after the date hereof, such consent to be effective as of the date hereof.

  3. ADDITIONAL COVENANTS RELATING TO THE BANK ONE COLLATERAL. In addition to all other covenants, representations and warranties contained in the Financing Agreements applicable to the types or items of property included in the Bank One Collateral, LCI shall furnish to Congress all material written notices or demands concerning the Bank One Financing, required to be delivered pursuant to the Bank One Financing Agreements, other than notices under the Bank One Financing Agreements as to future advances or loans or interest rates or interest periods on borrowings, either received by LCI, promptly after receipt thereof, or sent by LCI or on its behalf, promptly upon the sending thereof, as the case may be.

  4. ADDITIONAL REPRESENTATIONS, WARRANTIES AND COVENANTS. In addition to the continuing representations, warranties and covenants heretofore or hereafter made by LCI to Congress pursuant to the Financing Agreements, LCI hereby represents, warrants and covenants with and to Congress as follows (which representations, warranties and covenants are continuing and shall survive the execution and delivery hereof and shall be incorporated into and made a part of the Financing Agreements):

   (a) No Event of Default exists or has occurred and is continuing on the date of this Amendment and on the date of each advance in respect of the CIT Financing and Bank One Financing.

   (b) This Amendment has been duly executed and delivered by LCI and is in full force and effect as of the date hereof, and the agreements and obligations of LCI contained herein constitute the legal, valid and binding obligations of LCI enforceable against LCI in accordance with their terms.

  5. CONDITIONS TO THE EFFECTIVENESS OF THIS AMENDMENT. Anything contained in this Amendment to the contrary notwithstanding, this Amendment shall be effective only upon the satisfaction of the following conditions precedent:

   (a) Congress shall have received an executed original or executed original counterparts (as the case may be) of this Amendment together with the following, each of which shall be in form and substance satisfactory to Congress;

   (b) Congress shall have received true and complete copies of the CIT Financing Agreements and the Bank One Financing Agreements as in effect on the date hereof;

   (c) Congress shall have received a duly executed Intercreditor Agreement between Congress and Bank One, duly executed and delivered on behalf of Bank One;





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                 (d)      Congress shall have received from LPC an executed
original or executed original counterparts of a letter agreement pursuant to which LPC and LCI acknowledge and consent to the Intercreditor Agreement between Congress and Bank One and agree that, although neither LPC nor LCI is a party thereto, each of LPC and LCI will, together with its successors and assigns, be bound by the provisions thereof;

                 (e) Congress shall have received from LPC an executed original or executed original counterparts of a letter agreement re: Amendment to Financing Agreements and Consent, pertaining to the Bank One Collateral to be granted by LPC pursuant to the Bank One Financing and the CIT Financing and related matters, together with the documents, instruments and agreements to be delivered pursuant thereto;

                 (f) Congress shall have received from Bank One, the sum of $1,500,000, in immediately available funds, representing full disbursement for the account of LCI of the "Vienna Term Loan" (as defined in the Bank One Financing Agreements), which sum shall be applied to fully prepay the outstanding principal amount of the LCI Ohio Real Estate Loan and the balance applied to the Revolving Loan account of LCI maintained by Congress;

                 (g) Congress shall have received from Bank One, the sum of $1,000,000, in immediately available funds, representing full disbursement for the account of LPC of the "North Canton Interim Loan" (as defined in the Bank One Financing Agreements), $418,118 of which shall be used to prepay the unpaid principal installments under the LPC Second Restated Note (as defined in the LPC Financing Agreements) in the inverse order of the maturities thereof, and the balance of which shall be applied to the Revolving Loan (as defined in the LPC Financing Agreements) account of LPC maintained by Congress;

                 (h) All representations and warranties contained herein, in the Accounts Agreements and in the other Financing Agreements shall be true and correct in all material respects; and

                 (i) No Event of Default shall have occurred and no event shall have occurred or condition shall be existing which, with notice or passage of time or both, would constitute an Event of Default.

         6. EFFECT OF THIS AMENDMENT. Except as modified pursuant hereto, the Accounts Agreement and all supplements to the Accounts Agreement, including, without limitation, the Covenant Supplement and all other Financing Agreements, are hereby specifically ratified, restated and confirmed by the parties hereto as of the date hereof and no existing defaults or Events of Default have been waived in connection herewith. To the





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extent of conflict between the terms of this Amendment and the Accounts
Agreement or any of the other Financing Agreements, the terms of this Amendment control.

         7. FURTHER ASSURANCES. LCI shall execute and deliver such additional documents and take such additional actions as may reasonably be requested by Congress to effectuate the provisions and purposes of this Amendment.

         8. GOVERNING LAW. This Amendment shall be governed by and construed in accordance with the laws of the State of New York without reference to its principles of conflicts of law.

         By the signatures hereto of the duly authorized officers, the parties hereto mutually covenant, warrant and agree as set forth herein.

                                        Very truly yours,

                                        CONGRESS FINANCIAL CORPORATION

                                        By:     Frank L. Chiovari
                                           ---------------------------
                                        Title:  Vice President
                                              ------------------------

AGREED AND ACCEPTED:

LEXINGTON COMPONENTS, INC.

By:     Warren Delano
   -----------------------
Title:  Vice Chairman
      --------------------




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                                    CONSENT
                                    -------

         The undersigned guarantor hereby consents to the foregoing Amendment, agrees to be bound by its terms applicable to it, and ratifies and confirms the terms of its Guarantee and Waiver dated January 11, 1990 as applicable to all present and future indebtedness, liabilities and obligations of LEXINGTON COMPONENTS, INC. ("LCI") to CONGRESS FINANCIAL CORPORATION ("Congress"), including, without limitation, all indebtedness, liabilities and obligations under the Financing Agreements as amended hereby.

                                                LEXINGTON PRECISION CORPORATION

                                                By:     Warren Delano
                                                   ----------------------------
                                                Title:  President
                                                      -------------------------



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